 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

OCEAN SHORE HOLDING CO.

(Exact name of registrant as specified in its charter)

New Jersey	000-53856	80-0282446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Asbury Avenue, Ocean City, New Jersey 08226

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 399-0012

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On March 20, 2012, Ocean Shore Holding Co. (the “Company”) announced that its Board of Directors has authorized a new stock repurchase program under which the Company will repurchase up to 365,000 shares of the Company’s outstanding common stock, or approximately 5% of outstanding shares. The press release announcing the authorization of the stock repurchase programs is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

Exhibits

Number	Description

99.1	Press Release dated March 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN SHORE HOLDING CO.
(Registrant)

Date: March 20, 2012	By:	/s/ Donald F. Morgenweck
Donald F. Morgenweck Senior Vice President and Chief Financial Officer